SECURITIES AND EXCHANGE COMMISSION
			  Washington, D.C.  20549


				 FORM 8-K


			  Current Report Pursuant
		       to Section 13 or 15(d) of the
		      Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) March 13, 2001



			   Charming Shoppes, Inc.
	   (Exact Name of Registrant as Specified in its Charter)


				Pennsylvania
	       (State or Other Jurisdiction of Incorporation)


		 0-7258                          23-1721355
	(Commission File Number)    (I.R.S. Employer Identification No.)


      450 Winks Lane, Bensalem, PA                         19020
(Address of Principal Executive Offices)                 (Zip Code)


			      (215) 245-9100
	   (Registrant's Telephone Number, Including Area Code)


			      Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)



Item 9. Regulation FD Disclosure.

On March 13, 2000 the Company announced its earnings for the fourth quarter and fiscal year ended February 3, 2001. The earnings announcement included the following disclosure:

"During the fourth quarter of the current year, the Company adopted
Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements." SAB 101 provides guidelines on recognizing sales revenue and cost of sales on layaway sales and sales returns. All quarters during fiscal year 2001 have been restated. Due to the seasonal nature of the Company's businesses, restatement in certain quarters resulted in differences between previously reported results and restated results. For periods prior to January 29, 2000, the Company has recorded a charge in the amount of $540,000 as a Cumulative Effect of Accounting Change, which is not related to the Company's fiscal year 2001 performance."

The tables on the following pages present the Company's results of operations for the Company's fiscal quarters and year-to-date periods ended April 29, 2000, July 29, 2000, and October 28, 2000 as originally included in the Reports on Form 10-Q as filed for the respective fiscal quarters and as restated for the adoption of SAB 101 as of January 29, 2000. NEITHER THE FURNISHING OF THIS INFORMATION, NOR THE POSTING OF THE INFORMATION ON THE COMPANY'S WEBSITE IS INTENDED TO, AND DOES NOT, CONSTITUTE A DETERMINATION BY THE COMPANY THAT THE INFORMATION IS MATERIAL OR THAT THE DISSEMINATION OF THE INFORMATION IS REQUIRED BY REGULATION FD.


Charming Shoppes, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

						      Thirteen Weeks Ended
							 April 29, 2000
(in thousands)                                       As Reported   Restated
Net sales...........................................  $381,334     $378,925
Other income........................................     2,058        2,058
						      --------     --------
Total revenue.......................................   383,392      380,983
						      --------     --------
Cost of goods sold, buying, and occupancy  expenses.   272,841      271,516
Selling, general, and administrative expenses.......    92,771       92,771
Amortization of goodwill............................     1,200        1,200
Interest expense....................................     2,109        2,109
						      --------     --------
Total expenses......................................   368,921      367,596

Income before income taxes and cumulative effect of
    accounting change...............................    14,471       13,387
Income tax provision................................     5,528        5,114
						      --------     --------
Income before cumulative effect of accounting change     8,943        8,273
Cumulative effect of accounting change, net of
    income taxes....................................         0         (540)
						      --------     --------
Net income..........................................  $  8,943     $  7,733
						      ========     ========
Basic income per share
Income before cumulative effect of accounting change     $0.09        $0.08
Cumulative effect of accounting change, net of taxes      0.00         0.00
							 -----        -----
Net income..........................................     $0.09        $0.08
							 =====        =====
Income per share, assuming dilution
Income before cumulative effect of accounting change     $0.09        $0.08
Cumulative effect of accounting change, net of taxes      0.00         0.00
							 -----        -----
Net income..........................................     $0.09        $0.08
							 =====        =====


Charming Shoppes, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

						Thirteen Weeks Ended     Twenty-six Weeks Ended
						    July 29, 2000             July 29, 2000
(in thousands)                                 As Reported   Restated    As Reported   Restated
Net sales......................................  $428,229    $429,658      $809,563    $808,583
Other income...................................     2,637       2,637         4,695       4,695
						 --------    --------      --------    --------
Total revenue..................................   430,866     432,295       814,258     813,278
						 --------    --------      --------    --------
Cost of goods sold, buying, and occupancy
    expenses...................................   295,744     296,530       568,585     568,046
Selling, general, and administrative expenses..    89,044      89,044       181,815     181,815
Amortization of goodwill.......................     1,196       1,196         2,396       2,396
Interest expense...............................     2,093       2,093         4,202       4,202
						 --------    --------      --------    --------
Total expenses.................................   388,077     388,863       756,998     756,459
						 --------    --------      --------    --------
Income before income taxes and cumulative
    effect of accounting change................    42,789      43,432        57,260      56,819
Income tax provision...........................    16,345      16,591        21,873      21,705
						 --------    --------      --------    --------
Income before cumulative effect of accounting
    change.....................................    26,444      26,841        35,387      35,114
Cumulative effect of accounting change,
    net of income taxes........................         0           0             0        (540)
						 --------    --------      --------    --------
Net income.....................................  $ 26,444    $ 26,841      $ 35,387    $ 34,574
						 ========    ========      ========    ========
Basic income per share
Income before cumulative effect of accounting
    change.....................................     $0.26       $0.27         $0.35       $0.35
Cumulative effect of accounting change,
    net of taxes...............................      0.00        0.00          0.00        0.01
						    -----       -----         -----       -----
Net income.....................................     $0.26       $0.27         $0.35       $0.34
						    =====       =====         =====       =====
Income per share, assuming dilution
Income before cumulative effect of accounting
    change.....................................     $0.24       $0.24         $0.33       $0.33
Cumulative effect of accounting change,
    net of taxes...............................      0.00        0.00          0.00        0.01
						    -----       -----         -----       -----
Net income.....................................     $0.24       $0.24         $0.33       $0.32
						    =====       =====         =====       =====

Charming Shoppes, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

					       Thirteen Weeks Ended    Thirty-nine Weeks Ended
						 October 28, 2000          October 28, 2000
(in thousands)                                As Reported   Restated   As Reported    Restated
Net sales.....................................  $365,690    $363,812    $1,175,253   $1,172,395
Other income..................................     2,912       2,912         7,607        7,607
						--------    --------    ----------   ----------
Total revenue.................................   368,602     366,724     1,182,860    1,180,002
						--------    --------    ----------   ----------
Cost of goods sold, buying, and occupancy
    expenses..................................   256,609     255,576       825,194      823,622
Selling, general, and administrative expenses.    95,619      95,619       277,434      277,434
Amortization of goodwill......................     1,199       1,199         3,595        3,595
Interest expense..............................     2,393       2,393         6,595        6,595
						--------    --------    ----------   ----------
Total expenses................................   355,820     354,787     1,112,818    1,111,246
						--------    --------    ----------   ----------
Income before income taxes and cumulative
    effect of accounting change...............    12,782      11,937        70,042       68,756
Income tax provision..........................     4,883       4,560        26,756       26,265
						--------    --------    ----------   ----------
Income before cumulative effect of accounting
    change....................................     7,899       7,377        43,286       42,491
Cumulative effect of accounting change,
    net of income taxes.......................         0           0             0         (540)
						--------    --------    ----------   ----------
Net income....................................  $  7,899    $  7,377    $   43,286   $   41,951
						========    ========    ==========   ==========
Basic income per share
Income before cumulative effect of accounting
    change....................................     $0.08       $0.07         $0.43        $0.42
Cumulative effect of accounting change,
    net of taxes..............................      0.00        0.00          0.00         0.00
						   -----       -----         -----        -----
Net income....................................     $0.08       $0.07         $0.43        $0.42
						   =====       =====         =====        =====
Income per share, assuming dilution
Income before cumulative effect of accounting
    change....................................     $0.08       $0.07         $0.41        $0.40
Cumulative effect of accounting change,
    net of taxes..............................      0.00        0.00          0.00         0.01
						   -----       -----         -----        -----
Net income....................................     $0.08       $0.07         $0.41        $0.39
						   =====       =====         =====        =====

				 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				      CHARMING SHOPPES, INC.
				      ----------------------
					   (Registrant)




Dated: May 11, 2001                  By: /S/ ERIC M. SPECTER
				     -----------------------
				     Name:  Eric M. Specter
				     Title: Executive Vice President and
					    Chief Financial Officer